UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

PERFECT MOMENT LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-41930	86-1437114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 5th Ave Ste 1219

New York, NY 10001

(Address of principal executive offices, with zip code)

315-615-6156

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 6, 2024, Perfect Moment Ltd. (the “Company”) entered into Convertible Secured Note Purchase Agreement (the “Note Purchase Agreement”) with an accredited investor (the “Investor”). In connection with the Note Purchase Agreement, the Company issued a Convertible Secured Promissory Note (the “Note”) to the Investor in a principal amount of $2,000,000. Interest on the Note will accrue on the outstanding principal balance at an annual rate equal to 15%, payable semi-annually in cash. The Note matures on December 6, 2025. The Note is secured by a security interest in favor of the Investor in all tangible and intangible personal property of the Company. The Note is convertible into shares of common stock at a conversion price of $1.00 per share. The Note may not be converted by the Investor into shares of common stock if such conversion would result in the Investor and its affiliates owning in excess of 4.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance of all shares issuable upon conversion of the Note. The Note provides for certain events of default, including, among other things, the Company’s failure to pay to the Investor any amount of principal, interest, or other amounts when and as due under this Note within five trading days after such payment is due.

The foregoing descriptions of the Note Purchase Agreement and Note do not purport to be complete and are qualified in their entirety by the terms and conditions of the Note Purchase Agreement and Note filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 are incorporated here by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures under Item 1.01 are incorporated here by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Convertible Secured Note Purchase Agreement dated December 6, 2024
10.2	Form of Convertible Secured Note dated December 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFECT MOMENT LTD.

Date: December 12, 2024	By:	/s/ Jeff Clayborne
Jeff Clayborne
Chief Financial Officer